UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

 CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
May 22, 2024
Date of Report (Date of earliest event reported)

N-able, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40297	85-4069861
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
30 Corporate Drive
Suite 400
Burlington, Massachusetts 01803
(Address of principal executive offices) (Zip Code)
Registrant's telephone number, including area code: (781) 328-6490

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value	NABL	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
N-able, Inc. (the “Company”) held its annual meeting of stockholders on May 22, 2024 (the “Annual Meeting”). As of March 28, 2024, the record date for the Annual Meeting, 184,762,998 shares of the Company’s common stock were outstanding and entitled to vote at the Annual Meeting. A summary of the matters voted upon by the stockholders and the final voting results for each such matter are set forth below.

Proposal One: Election of Class III Directors

Each of the following persons was duly elected by the Company’s stockholders as a Class III director to serve for a term of three years expiring at the 2027 annual meeting of stockholders or until a successor has been duly elected and qualified, with votes as follows:

Class I Director	For	Withheld	Broker Non-Votes

Ann Johnson	148,874,934	20,216,423	10,420,754
Michael Widmann	137,110,681	31,980,676	10,420,754

Proposal Two: Ratification of Appointment of Company’s Independent Registered Public Accounting Firm

The appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 was ratified by the stockholders, with votes as follows:

For	Against	Abstain

179,425,927	62,454	23,730

Proposal Three: Advisory Vote on Named Executive Officer Compensation

The approval, on a non-binding advisory basis, of the compensation of our named executive officers was approved by the stockholders, with votes as follows:

For	Against	Abstain	Broker Non-Votes

167,489,196	1,458,006	144,155	10,420,754

Proposal Four: Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation

The approval, on a non-binding advisory basis, of the frequency of future advisory votes on executive compensation of every one year, with votes as follows:

One Year	Two Years	Three Years	Abstain

166,386,909	14,607	2,671,186	18,655

In light of the advisory voting results for this item, the Board has determined that an advisory vote to approve executive compensation will be conducted every year until the next stockholder advisory vote on the frequency of future advisory votes on executive compensation.

No other matters were brought before the Annual Meeting and no other votes were held.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

N-able, Inc.

Dated:	May 24, 2024	By:	/s/ Tim O'Brien

Tim O'Brien
Chief Financial Officer